EXHIBIT 10
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                         DECLARATION OF TRUST


This declaration of trust is made by John Xinos (the "Trustee) in favor of Mistral Ventures Inc.. (the "Beneficiary"). The trustee solemnly declares that he holds a 100% interest in the Gold Bug Project mineral claim, Event Number 4068254Tenure Number 509735 inclusive (the "Property") located in the Eugene Creek/Cranberry Ridge area (NTS Map 082E/06E-BC TRIM MAP 082E035 & 082E045) of the Greenwood Mining Division, British Columbia, Canada, in trust solely for the benefit to the beneficiary.

The trustee further promises the Beneficiary not to deal with the property in any way, except to transfer the Property to the Beneficiary, without written instructions, direction and consent of the Beneficiary.

Given at Vancouver BC, Canada on the 9th day of February, 2006.


SIGNED SEALED AND DELIVERED by	)
                                )
JOHN XINOS to the presence of   )
                                )
/s/ Freyja White                )       /s/ John Xinos
SIGNATURE OF WITNESS            )       By: JOHN XINOS
                                )
Freyja White                    )
NAME OF WITNESS	                )
                                )
                                )
104-1560 West 13th Ave,         )
Vancouver BC,                   )
Canada, V6J 2G4                 )
ADDRESS OF WITNESS              )